UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2016

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)
(610) 208-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 1, 2016, EnerSys’ Board of Directors appointed David M. Shaffer as a Class III director of EnerSys’ Board of Directors, with a term expiring at the 2016 annual meeting of stockholders. Board committee assignments have not yet been determined for Mr. Shaffer. Information regarding Mr. Shaffer, his appointment as President and Chief Executive Officer and his compensation in his new roles have been previously disclosed in EnerSys’ Current Report on Form 8-K filed on September 22, 2015.

Item 7.01. Regulation FD Disclosure

Effective April 1, 2016, EnerSys’ Board of Directors appointed Todd M. Sechrist as Executive Vice President and Chief Operating Officer. Mr. Sechrist had been Executive Vice President since January 1, 2016.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: April 4, 2016	By:	/s/ Todd M. Sechrist
Todd M. Sechrist
Executive Vice President and COO